STOCK PURCHASE AGREEMENT
                            ------------------------


THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into and effective, September 1,2002 by and between Hartville Group , Inc. , a Nevada Corporation (Seller) whose address is 7551 North Main Street , North Canton , Ohio. And

Whiskers, Inc a Colorado Corporation (Buyer ) whose address is 384 Sanctuary Court Henderson, Nevada 89014.

                                    RECITALS
                                    --------

A. WHEREAS: seller is interested in obtaining necessary funding to continue or expand its business.

B. WHEREAS: Buyer believes that it can provide the necessary funding for seller to continue or expand its business.

C. THEREFORE : Therefore the parties wish to consummate a financing arrangement, pursuant to the terms of this agreement.


                                    ARTICLE 1
                                    ---------
                                    PURCHASE
                                    --------

1. Hartville Group, Inc (Seller) hereby agrees to sell to Whiskers, Inc. (Buyer) Two Million shares of Hartville Group , Inc common stock for $50,000.00 and other considerations.

2. Whiskers, Inc agrees to obtain funding for Hartville Group in the form of a stock investment or a loan in the amount of but not less than Two Million Dollars ($2,000,000).

3. If the investment is in the form of a purchase of stock, Whiskers Inc. should pay any finders fees or commissions on the sale of the stock.

4. If the investment is in the form of a loan. Whiskers, Inc. shall pay all costs of the loan including finder's fees, loan fees, and interest for the first year of the loan. The loan must have a minimum term of Two years. Buyer agrees to guarantee any loan and or furnish collateral to guarantee the loan.

5. Buyer and seller shall be represented in any funding transaction by their own attorneys and each will be responsible for their own attorney fees.

6. Time is of the essence in this agreement. Funding must be completed before July 1,2003 if funding is not completed by July 1, 2003 Whiskers, Inc. will return the 2,000,000 shares of Hartville Group, Inc. common stock and the $50,000.00 payment for the stock will be retained by Hartville Group, Inc.

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                                   ARTICLE II
                                   ----------
                    REPRESENTATIONS AND WARRANTIES OF SELLER.
                    -----------------------------------------

1. ORGANIZATION (Seller) is a duly incorporated and validly existing corporation in good standing, with all requisite power and authority (corporate and other) to own its properties and conduct its business.

2. AUTHORIZATION: Binding Agreement. (Seller) has the requisite corporate power and authority to execute and deliver this Agreement. This Agreement has been duly and validly authorized, executed and delivered by (Seller) and constitutes a valid and binding agreement of Buyer in accordance with its terms.

3. NO VIOLATION. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in a violation or conflict with any obligations of the Seller or the provisions of any contract, commitment, obligation or license to which Seller is a party or by which the Assets are bound.

4. NO BROKER'S REPRESENTATION. Neither Seller nor any affiliate of the Seller has entered into or will enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of the Buyer to pay a finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

5. SURVIVAL OF WARRANTIES. Seller agrees that all warranties made by it in this Agreement shall survive the consummation of the sale and the closing Date of this Agreement.


                                   ARTICLE III
                                   -----------
                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

1. ORGANIZATION. Buyer is duly incorporated, validly existing and in good standing under the laws of the State of Colorado, and has all requisite corporate power and authority to conduct its business as it is presently being conducted and to own its assets.

2. ACCREDITED. Buyer is an accredited investor as defined by Rule 215 of the Securities Act of 1933.

3. AUTHORIZATION. Buyer has all necessary corporate power and authority to enter into this Agreement and has taken all corporate action necessary to consummate the transactions contemplated hereby and to perform its obligations hereunder. This Agreement has be duly executed and delivered by Buyer and is a legal, valid and binding obligation f Buyer enforceable against Buyer in accordance with its terms.

                                   ARTICLE IV
                                   ----------
                               GENERAL AGREEMENTS
                               ------------------

1. CONSENTS AND APPROVALS. If consent, approval or authorization of, or declaration, filing or registration with, any government regulatory authority or any other person or entity is required to be obtained by Buyer in connection with the execution, delivery and performance of this Agreement or the transactions consummated hereby. Seller agrees to obtain any approval promptly upon request of buyer. Any delay caused by buyer shall automatically extend this time for completion of buyer's obligations under this agreement.

2. NO BROKER'S REPRESENTATION. Neither Buyer nor any affiliate of Buyer has entered into or will enter into any agreement, arrangement or understanding with any person or firm which will result in the obligation of the seller to pay a finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

3. NOTICES. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by certified mail; postage prepaid, and shall be deemed to have been received (5) five business days after posting. Any notice shall be sent to the address given in the preamble of this Agreement or to such other address as the relevant party may notify to the other.

4. DISPUTES. This Agreement will be interpreted in accordance with California law, including all matters of construction, validity, performance and enforcement, without giving effect to any principles of conflict of laws. The parties hereto consent to the jurisdiction of the courts of the State of Nevada.

5. ATTORNEY'S FEES. If any arbitration, litigation, action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach , of this Agreement or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's attorneys' fees incurred in each and every such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6. AMENDMENTS/WAIVERS. This agreement may be amended, supplemented, modified or rescinded only through an express written instrument signed by all the parties or their respective successors and assignees, Either party may specifically and expressly waive in writing any portion of this Agreement or any breach hereof, but no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. The consent by one party to imply consent or waiver of the necessity of obtaining such consent for the same or similar acts in the future.

7.     COUNTERPARTS.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

8. SEVERABILITY. Each provision of this Agreement is intended to be severable and if any term or provision herein is determined invalid or unenforceable for any reason, such illegality or invalidity shall not affect the validity of the remainder of this Agreement an, wherever possible, intent shall be given to the invalid or unenforceable provision.

9.     ENTIRE  AGREEMENT.   The  Agreement  contains  the  entire  and  complete
understanding between the parties concerning its subject matter and all representations, agreements, arrangements and understandings between or among the parties, whether oral or written, have been fully merged herein and are superseded hereby. Except as provided by consulting agreement Exhibit "B"

10. REMEDIES. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement shall be cumulative and no one of them shall be exclusive of any other.

11. FURTHER ASSURANCES AND CORPORATION. From time to time at the request of either party to this Agreement and without further consideration, the other party will execute and deliver such documents and take such action as may be reasonably requested in order to consummate more effectively the transactions contemplated by this Agreement.

12. SUCCESSORS. Subject to the foregoing paragraph, this Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legatees, legal representatives, successors and permitted assigns.

13. BENEFIT OF AGREEMENT. This agreement is for the sole and exclusive benefit of the signatories hereto and nothing in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable right, claim or remedy.

NOW , WHEREFORE, the parties hereto enter into this Agreement as of the date first written above.


          "SELLER"                                                     "BUYER"


           HARTVILLE  GROUP,  INC.                                WHISKERS, INC.


      BY:/S/  W.  RUSSELL  SMITH III                    BY: /S/ ALLAN STAGGS
-------------------------------------                    -----------------------
                  PRESIDENT                                   PRESIDENT

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